Exhibit 99.1

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

The following unaudited pro forma consolidated financial statements of Acorn Energy, Inc. (“Acorn”) have been prepared to reflect the disposition on August 31, 2011 of CoaLogix Inc. (“CoaLogix”), as described in Item 2.01 of Acorn’s Current Report on Form 8-K dated August 31,  2011.

Acorn’s unaudited pro forma consolidated statements of operations for the six months ended June 30, 2011 and the fiscal years ended December 31, 2010, 2009 and 2008 are based on Acorn’s historical consolidated statements of operations, and give effect to the disposition and discontinuance of the operations of CoaLogix as if the disposition had occurred on January 1, 2008. The results of operations of CoaLogix have been removed from the pro forma income statements. An estimated gain of $45,679 has not been included in the pro forma statements of operations, but will be reflected in the statement of operations for the quarter ending September 30, 2011 and future periods.  The unaudited pro forma consolidated balance sheet as of June 30, 2011 is based on Acorn’s historical balance sheet as of June 30, 2011.

The unaudited pro forma consolidated financial statements presented below are based upon assumptions and adjustments described in the accompanying notes and do not reflect any adjustments of non-recurring items, overhead and administrative expense reductions, or changes in operating strategies arising as a result of the disposition. Acorn’s management believes that the assumptions used and the adjustments made in this presentation are reasonable under the circumstances and given the information available.

These unaudited pro forma consolidated financial statements are presented for illustrative purposes only and are not necessarily indicative of the operating results or financial position that would have been achieved had the disposition been consummated as of the dates indicated or of the results that may be obtained in the future.  The pro forma consolidated statements reflect the impact of discontinuing CoaLogix operations which will be classified as discontinued operations as of August 31, 2011. These unaudited pro forma consolidated financial statements and the accompanying notes should be read together with Acorn’s audited consolidated financial statements and accompanying notes, as of December 31, 2010 and for the three fiscal years in the period ended December 31, 2010, and the Management’s Discussion and Analysis of Financial Condition and Results of Operations included in Acorn’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010.

UNAUDITED PRO FORMA CONSOLIDATED CONDENSED BALANCE SHEET
As of June 30, 2011
(in thousands)

	Acorn	CoaLogix	Pro Forma Adjustments	Note	Pro Forma
ASSETS
Cash and cash equivalents	$4,755	$1,363	$55,608	1	$59,000
Restricted deposits	1,648	108			1,540
Accounts receivable	4,313	1,521			2,792
Unbilled revenue and work-in-process	7,116	2,522			4,594
Inventory	6,572	5,224			1,348
Other current assets	1,666	1,072			594
Funds held in escrow	--	--	6,307	2	6,307
Total current assets	26,070	11,810			76,175

Property and equipment, net	10,556	9,931			625
Severance assets	2,743	--			2,743
Restricted deposits	88	--			88
Other intangible assets, net	9,497	4,351			5,146
Goodwill	8,540	3,714			4,826
Deferred taxes	313	--			313
Other assets	515	72			443
Total assets	$58,322	$29,878			$90,359

LIABILITIES AND EQUITY
Short-term bank credit and current maturities of long-term debt	$1,862	$723			$1,139
Accounts payable	5,716	4,043			1,673
Accrued payroll, payroll taxes and social benefits	2,093	379			1,714
Other payables and accrued expenses	5,722	2,364	5,000	3	8,358
Total current liabilities	15,393	7,509			12,884

Accrued severance	4,042	--			4,042
Long-term debt	348	75			273
Other liabilities	656	468			188
Total long-term liabilities	5,046	543			4,503

EQUITY:
Acorn Energy, Inc. Shareholders
Common stock	182	--			182
Additional paid-in-capital	84,727	--	1,619	5	86,346
Warrants	427	--			427
Accumulated deficit	(52,727)	--	40,679	4	(12,048)
Treasury stock	(3,036)	--			(3,036)
Accumulated other comprehensive income	923	--			923
Total Acorn Energy, Inc. shareholders’ equity	30,496	--			72,794
Non-controlling interests	7,387	--	(7,209)	5	178
Total equity	37,883	--			72,972
Total liabilities and equity	$58,322	$--			$90,359

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 2011
(in thousands, except per share data)

	Acorn	CoaLogix	Pro Forma Adjustments	Note	Pro Forma

Revenues	$17,561	$10,359			$7,202
Cost of sales	12,323	7,641			4,682
Gross profit	5,238	2,718			2,520
Operating expenses:
Research and development expenses, net	1,129	255			874
Selling, general and administrative expenses	9,320	3,852			5,468
Operating loss	(5,211)	(1,389)			(3,822)
Finance expense, net	(230)	(14)			(216)
Gain on sale of HangXing	492	--			492
Loss before taxes on income	(4,949)	(1,403)			(3,546)
Income tax expense	(39)	--			(39)
Net loss from continuing operations	(4,988)	(1,403)			(3,585)
			(1,403)	6
Loss from discontinued operations, net of income taxes	--	--	389	7	(1,014)
Net loss	(4,988)	(1,403)			(4,599)
Net loss attributable to non-controlling interests	692	--	(389)	7	303
Net loss attributable to Acorn Energy, Inc. shareholders	$(4,296)	$(1,403)	1,403	6	$(4,296)

Basic and diluted net loss per share attributable to Acorn Energy, Inc. shareholders:
From continuing operations	$(0.25)				$(0.19)
From discontinued operations	--				(0.06)
Basic and diluted net loss per share attributable to Acorn Energy, Inc. shareholders:	$(0.25)				$(0.25)
Weighted average number of shares outstanding attributable to Acorn Energy, Inc. shareholders - basic and diluted	17,410				17,410

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended December 31, 2010
(in thousands, except per share data)

	Acorn	CoaLogix	Pro Forma Adjustments	Note	Pro Forma

Revenues	$35,694	$21,450			$14,244
Cost of sales	22,533	14,333			8,200
Gross profit	13,161	7,117			6,044
Operating expenses:
Research and development expenses, net of credits	1,131	166			965
Impairments	1,166	--			1,166
Selling, general and administrative expenses	17,685	7,245			10,440
Operating loss	(6,821)	(294)			(6,527)
Finance expense, net	(239)	(15)			(224)
Gain on investment in GridSense	1,327	--			1,327
Distributions received from EnerTech	135	--			135
Loss on sale of EnerTech	(1,821)	--			(1,821)
Loss before taxes on income	(7,419)	(309)			(7,110)
Income tax expense	(671)	--			(671)
Net loss from continuing operations	(8,090)	(309)			(7,781)
			67	7
Loss from discontinued operations, net of income taxes	(19,494)	--	(309)	6	(19,736)
Gain on the deconsolidation of Coreworx	1,834	--			1,834
Net loss	(25,750)	(309)			(25,683)
Net loss attributable to non-controlling interests	662	--	(67)	7	595
Net loss attributable to Acorn Energy, Inc. shareholders	$(25,088)	$(309)	309	6	$25,088

Basic and diluted net loss per share attributable to Acorn Energy, Inc. shareholders:
From continuing operations	$(0.50)				$(0.48)
From discontinued operations	$(1.18)				$(1.20)
Basic and diluted net loss per share attributable to Acorn Energy, Inc. shareholders	$(1.68)				$(1.68)
Weighted average number of shares outstanding attributable to Acorn Energy, Inc. shareholders - basic and diluted	14,910				14,910

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended December 31, 2009
(in thousands, except per share data)

	Acorn	CoaLogix	Pro Forma Adjustments	Note	Pro Forma

Revenues	$27,318	$18,099			$9,219
Cost of sales	17,067	11,803			5,264
Gross profit	10,251	6,296			3,955
Operating expenses:
Research and development expenses, net of credits	543	86			457
Impairments	2,692	2,611			81
Selling, general and administrative expenses	12,028	6,326			5,702
Operating loss	(5,012)	(2,727)			(2,285)
Finance expense, net	(86)	(15)			(71)
Gain on sale of shares in Comverge	1,403	--			1,403
Loss before taxes on income	(3,695)	(2,742)			(953)
Income tax benefit	719	--			719
Net loss from operations	(2,976)	(2,742)			(234)
Share of income in Paketeria	263	--			263
Share of income in GridSense	(129)	--			(129)
Net loss from continuing operations	(2,842)	(2,742)			(100)
			630	7
Loss from discontinued operations, net of income taxes	(3,334)	--	(2,742)	6	(5,446)
Net loss	(6,176)	(2,742)			(5,546)
Net loss attributable to non-controlling interests	420	--	(630)	7	(210)
Net loss attributable to Acorn Energy, Inc. shareholders	$(5,756)	$(2,742)	2,742	6	$(5,756)

Basic and diluted net loss per share attributable to Acorn Energy, Inc. shareholders:
From continuing operations	$(0.21)				$(0.03)
From discontinued operations	$(0.29)				$(0.47)
Basic and diluted net loss per share attributable to Acorn Energy, Inc. shareholders	$(0.50)				$(0.50)
Weighted average number of shares outstanding attributable to Acorn Energy, Inc. shareholders - basic and diluted	11,445				11,445

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended December 31, 2008
(in thousands, except per share data)

	Acorn	CoaLogix	Pro Forma Adjustments	Note	Pro Forma

Revenues	$18,365	$10,099			$8,266
Cost of sales	13,242	7,642			5,600
Gross profit	5,123	2,457			2,666
Operating expenses:
Research and development expenses, net of credits	237	--			237
Impairments	3,665	--			3,665
Selling, general and administrative expenses	10,188	3,908			6,280
Operating loss	(8,967)	(1,451)			(7,516)
Finance expense, net	(2,853)	(18)			(2,835)
Gain on sale of shares in Comverge	8,861	--			8,861
Gain on early redemption of convertible debentures	1,259	--			1,259
Gain on private placement of equity investments	7	--			7
Loss before provision for income taxes	(1,693)	(1,469)			(224)
Income tax expense	(342)	--			(342)
Net loss from operations	(2,035)	(1,469)			(566)
Share of income in Paketeria	(1,560)	--			(1,560)
Share of income in GridSense	(926)	--			(926)
Net loss from continuing operations	(4,521)	(1,469)			(3,052)
			(1,469)	6
Loss from discontinued operations, net of income taxes	(3,622)	--	248	7	(4,843)
Net loss	(8,143)	(1,469)			(7,895)
Net loss attributable to non-controlling interests	248	--	(248)	7	--
Net loss attributable to Acorn Energy, Inc. shareholders	$(7,895)	$(1,469)	1,469	6	$7,895

Basic and diluted net loss per share attributable to Acorn Energy, Inc. shareholders
From continuing operations	$(0.38)				$(0.27)
From discontinued operations	$(0.32)				$(0.42)
Basic and diluted net loss per share attributable to Acorn Energy, Inc. shareholders	$(0.69)				$(0.69)
Weighted average number of shares outstanding attributable to Acorn Energy, Inc. shareholders - basic and diluted	11,374				11,374

ACORN ENERGY, INC.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION
(IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

NOTE 1

To record the initial proceeds received from the sale of CoaLogix before taxes (see Notes 2 and 3).

NOTE 2

To record the funds held in escrow in accordance with the terms of the Stock Purchase Agreement for the sale of CoaLogix. A portion of these funds ($347) is being held as an escrow against a possible working capital shortfall and is expected to be released within 45 days from the date of the transaction. The balance of these funds ($5,960) is being held as an escrow against possible indemnity claims for breach of representations and warranties is expected to be released one year from the closing of the transaction.

NOTE 3

To record estimated taxes payable following the sale of CoaLogix.

NOTE 4

To record the gain on the sale of CoaLogix.

NOTE 5

To eliminate the non-controlling interests associated with CoaLogix. The $1,619 represents stock compensation expense of CoaLogix which is reclassified to additional paid-in-capital.

NOTE 6

To reclassify the loss from CoaLogix operations as a loss from discontinued operations.

NOTE 7

To reclassify the net loss attributable to non-controlling interests in CoaLogix to the loss from discontinued operations.